                                 EXHIBIT 10.3

                                                                                                                   NEW ACCOUNT FORM
FIRST OPTIONS OF CHICAGO, INC.                                                                                   PARTNERSHIP ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TITLE AND MAILING ADDRESS                                               DUPLICATE STATEMENTS TO:
----------------------------------------------------------                      ----------------------------------------------------
----------------------------------------------------------                      ----------------------------------------------------
----------------------------------------------------------                      ----------------------------------------------------
----------------------------------------------------------                      ----------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PARTNERSHIP TAX ID       [_] TAX ID APPLIED FOR       PRINCIPAL PURPOSE OF PARTNERSHIP.
--------------------
                         DATE __________________
------------------------------------------------------------------------------------------------------------------------------------
GENERAL PARTNER-I
------------------------------------------------------------------------------------------------------------------------------------
NAME                                                                            EMPLOYER'S NAME (State if Self Employed)
------------------------------------------------------------------------------------------------------------------------------------
SOCIAL SECURITY NO.               TAXPAYER ID NO.                               TITLE                    BUSINESS TELEPHONE NO.
           -         -                     -                                                                   (   )
------------------------------------------------------------------------------------------------------------------------------------
HOME ADDRESS                                                                    BUSINESS ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
CITY                     STATE                    ZIP                           CITY                STATE            ZIP
------------------------------------------------------------------------------------------------------------------------------------
YEAR OF BIRTH                     HOME TELEPHONE NO.                            TYPE OF BUSINESS
                                    (    )
------------------------------------------------------------------------------------------------------------------------------------
DESCRIBE INVESTMENT AND FUTURES TRADING EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------------
GENERAL PARTNER-II
------------------------------------------------------------------------------------------------------------------------------------
NAME                                                                            EMPLOYER'S NAME (State if Self Employed)
------------------------------------------------------------------------------------------------------------------------------------
SOCIAL SECURITY NO.               TAXPAYER ID NO.                               TITLE                    BUSINESS TELEPHONE NO.
           -         -                     -                                                                   (   )
------------------------------------------------------------------------------------------------------------------------------------
HOME ADDRESS                                                                    BUSINESS ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
CITY                     STATE                    ZIP                           CITY                STATE            ZIP
------------------------------------------------------------------------------------------------------------------------------------
YEAR OF BIRTH                     HOME TELEPHONE NO.                            TYPE OF BUSINESS
                                    (    )
------------------------------------------------------------------------------------------------------------------------------------
DESCRIBE INVESTMENT AND FUTURES TRADING EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------------
GENERAL PARTNER-III
------------------------------------------------------------------------------------------------------------------------------------
NAME                                                                            EMPLOYER'S NAME (State if Self Employed)
------------------------------------------------------------------------------------------------------------------------------------
SOCIAL SECURITY NO.               TAXPAYER ID NO.                               TITLE                    BUSINESS TELEPHONE NO.
           -         -                     -                                                                   (   )
------------------------------------------------------------------------------------------------------------------------------------
HOME ADDRESS                                                                    BUSINESS ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
CITY                     STATE                    ZIP                           CITY                STATE            ZIP
------------------------------------------------------------------------------------------------------------------------------------
YEAR OF BIRTH                     HOME TELEPHONE NO.                            TYPE OF BUSINESS
                                    (    )
------------------------------------------------------------------------------------------------------------------------------------
DESCRIBE INVESTMENT AND FUTURES TRADING EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------------
GENERAL PARTNER-IV
------------------------------------------------------------------------------------------------------------------------------------
NAME                                                                            EMPLOYER'S NAME (State if Self Employed)
------------------------------------------------------------------------------------------------------------------------------------
SOCIAL SECURITY NO.               TAXPAYER ID NO.                               TITLE                    BUSINESS TELEPHONE NO.
           -         -                     -                                                                   (   )
------------------------------------------------------------------------------------------------------------------------------------
HOME ADDRESS                                                                    BUSINESS ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
CITY                     STATE                    ZIP                           CITY                STATE            ZIP
------------------------------------------------------------------------------------------------------------------------------------
YEAR OF BIRTH                     HOME TELEPHONE NO.                            TYPE OF BUSINESS
                                    (    )
------------------------------------------------------------------------------------------------------------------------------------
DESCRIBE INVESTMENT AND FUTURES TRADING EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------------

FIRST OPTIONS OF CHICAGO, INC.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              ACCOUNT DESCRIPTION: (check one)                              INVESTMENT OBJECTIVE: (check all that apply)
[_]  General Partnership (include Partnership Agreement)               [_]  Speculation

[_]  Limited Partnership (include Limited Partnership Agreement)       [_]  Hedging

[_]  Pension Plan (include Plan & Supplement Form)                     [_]  Spreading

[_]  Trust (include Trust Agreement)                                   [_]  Arbitrage

[_]  Other ____________________________________________________        [_]  Other ______________________________________________
------------------------------------------------------------------------------------------------------------------------------------

                                     INDICATE BELOW ANY REGISTRATIONS THE ABOVE PARTNERS HOLD:

NAME:                      REGISTERED WITH CFTC AS:                       NFAID#:                  REGISTERED WITH SEC AS:

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Does this account, or do any principals of this account:
 . Control the trading of any other accounts with us?      [_] Yes  [_] No       FOR EXCHANGE MEMBERS ONLY:
 . Have a financial interest in the trading of any
  other accounts with us?                                 [_] Yes  [_] No         OWN   LEASE     EXCHANGE       ACRONYM
 . Have any other futures accounts with us?                [_] Yes  [_] No         [_]    [_]       CBOT          __________
  (If Yes, provide names and numbers of other accounts                            [_]    [_]        AM           __________
  below.)                                                                         [_]    [_]        GIM          __________
                                                                                  [_]    [_]       IDEM          __________
Do any other non-related persons or entities:                                     [_]    [_]        COM          __________
 . Control the trading of this account?                    [_] Yes  [_] No         [_]    [_]        CME          __________
  (If Yes, provide name and address below.)                                       [_]    [_]        IMM          __________
 . Have a financial interest in this account?              [_] Yes  [_] No         [_]    [_]        IOM          __________
  (If Yes, provide name, address and % of financial                               [_]    [_]       KCBT          __________
  interest below.)                                                                [_]    [_]       PHBT          __________
 . Guarantee this account?                                 [_] Yes  [_] No         [_]    [_]       PHLX          __________
  (If Yes, provide copy of written guaranty.)                                     [_]    [_]       CBOE          __________
-------------------------------------------------------------------------------
                                                                                  [_]    [_]       AMEX          __________
-------------------------------------------------------------------------------
Have any participants in this account now or in the past, whether or              [_]    [_]        PSE          __________
not this was publicly disclosed, been suspended, expelled, fined, barred,         [_]    [_]       NYFE          __________
censured or otherwise disciplined by any regulatory body or by any                [_]    [_]       NYSE          __________
securities or commodities exchange or association or been refused                 [_]    [_]      OTHER          __________
membership therein?                                       [_] Yes  [_] No
 If Yes, explain on separate sheet.                                                  FOC Equity Account #        __________
Have any participants in this account ever been subject to federal or state bankruptcy proceedings, receivership, or similar
proceedings (voluntary or involuntary)?                   [_] Yes  [_] No
 If Yes, explain on separate sheet.
------------------------------------------------------------------------------------------------------------------------------------
CUSTOMER CONTACTS:                                                                BROKER IS AUTHORIZED TO DEBIT ACCOUNT FOR
                                                                                  CHARGES INCLUDING, BUT NOT LIMITED TO:
________________________________________________________________________________
Partner Responsible for Account Relationship     Title             Phone
                                                                                  [_] Membership Lease      [_] Floor Brokerage
________________________________________________________________________________      Payment
Trader                                           Title             Phone
                                                                                  [_] Insurance             [_] Telecommunications
________________________________________________________________________________
Operations                                       Title             Phone          [_] Rent                  [_] Jackets & Printing

________________________________________________________________________________                            Other ________________
FAX Number                                                         TELEX Number

In Emergencies:                                                                   ________________________________________________
                                                                                  Authorized Signature                      Date
_______________________________________________________________________________
Name                        Title           Business Phone        Home Phone
----------------------------------------------------------------------------------------------------------------------------------

FIRST OPTIONS OF CHICAGO, INC.
--------------------------------------------------------------------------------

                             PARTNERSHIP AGREEMENT

In consideration of First Options of Chicago, Inc. ("Broker") opening and carrying a partnership account in the name of __________________________, a duly organized partnership organized under the laws of the state of ___________, of which each of the undersigned is a general partner, the undersigned jointly and severally agree that each of the following named persons, to wit:

Print Names

_________________________________             __________________________________

_________________________________             __________________________________

shall have authority on behalf of the partnership to buy, sell (including short sales), and otherwise deal in, on margin or otherwise, commodities, commodity futures contracts and commodity options; to receive on behalf of the partnership account demands, notices, confirmations, reports, statements of account and communications of every kind; to receive on behalf of the partnership account money, securities and property of every kind and to dispose of same; to make on behalf of the partnership account agreements relating to any of the foregoing matters and to terminate or modify same or waive any of the provisions thereof; and generally to deal with Broker on behalf of the partnership account as fully and completely as if he alone were interested in said account, all without notice to the other or others interested in said account. The authority hereby conferred shall remain in force until written notice of its revocation addressed to Broker is delivered at its office.

The undersigned further authorize Broker, in the event of death or retirement of any of the members of said partnership, to take such actions, require such documentation, retain such portion of or restrict transactions in said account as Broker may deem advisable to protect Broker against any liability, penalty or loss under any present or future law otherwise. It is further agreed that in the event of the death or retirement of any member of the said partnership, the remaining members will immediately cause Broker to be notified of such fact.

Subject to the provisions hereof, all notices or communications for the undersigned in respect of the partnership account are to be directed to:

________________________________________________ Name of Account (Please Print)

                     NOTE: ALL GENERAL PARTNERS MUST SIGN.

Print Names                             Signatures                          Date

______________________________________  ________________________________________

______________________________________  ________________________________________

______________________________________  ________________________________________

______________________________________  ________________________________________

             [LOGO OF FIRST OPTIONS OF CHICAGO, INC. APPEARS HERE]
                        FIRST OPTIONS OF CHICAGO, INC.
                               440 South LaSalle
                            Chicago, IL. 60605-1028
                                 312-362-3000


   111 Broadway              1900 Market Street         220 Montgomery Street
New York, NY 10006          Philadelphia, PA 19103     San Francisco, CA 94101
   212-346-7000                 215-963-7000                 415-398-1255

[LOGO FIRST OPTIONS OF CHICAGO, INC.]
--------------------------------------------------------------------------------

                          CUSTOMER ACCOUNT AGREEMENT
                        FUTURES AND OPTIONS AND FUTURES

In consideration of First Options of Chicago, Inc. ("Broker") accepting and maintaining one or more accounts and agreeing to act as broker for the undersigned ("Customer"), Customer acknowledges and agrees to the following terms and conditions with respect to any of Customer's accounts with Broker or Broker's affiliates for the purchase and sale of commodities, commodity futures contracts, commodity options and other property.

1.   TRANSACTIONS SUBJECT TO INDUSTRY REGULATIONS AND STANDARDS
All transactions shall be subject to the regulations of all applicable government authorities and self-regulatory agencies including, but not limited to, the constitutions and rules of the clearing house, exchange, or market where executed. Customer understands that Broker is obligated to comply with all applicable laws and regulations including those of regulatory and self-regulatory organizations and agrees that Broker shall not be liable to Customer as a result of any action taken by Broker to comply with any ruling, interpretation or directive of such organization.

2.   MARGIN AND COLLATERAL
Customer will maintain such margin and collateral as Broker may require from time to time and will pay on demand any amount owing with respect to any of Customer's accounts. Customer understands that Broker's margin requirements may exceed those set by any exchange and may be increased without prior notice, including with respect to existing positions.

Customer acknowledges that if Broker fails to receive sufficient funds to pay for any commodity or to satisfy any demand for initial or variation margin within a reasonable time after demand, and, in the absence of unusual circumstances, one hour shall be deemed a reasonable time, Broker shall be entitled, but not obligated, to sell any property held by Broker in any of Customer's accounts, offset any open positions and liquidate Customer's accounts in whole or in part. Customer recognizes that under present regulations and practices Broker is not required to give Customer prior notice of such actions and Customer will be liable for any resulting loss.

3.   LIEN
Any property which belongs to Customer or in which Customer may have any interest held by Broker or carried in any of Customer's accounts with Broker or any of Broker's affiliates shall be subject to a general lien for the discharge of Customer's obligations to Broker, including unmatured and contingent obligations. The term "property" as used in this agreement means any and all credit balances, securities, monies, options, commodities, contracts for the future delivery of commodities, forward contracts, or contracts otherwise relating to commodities or securities and all property customarily dealt in by brokerage firms, both on registered exchanges and in permissible non-exchange transactions, Customer understands that Broker may commingle all monies received from Customer, except to the extent proscribed by the Commodity Exchange Act and all other applicable laws and regulations.

4.   COMMISSIONS
Customer agrees to pay such commission rates as Broker may from time to time charge, as well as other costs and fees (including, without limitation, fees imposed by the National Futures Association, exchanges or other regulatory or self-regulatory organizations) arising out of Broker's provision of services hereunder. Customer understands that Broker may change its commissions without notice.

5.   RIGHT OF FIRM TO LIQUIDATE POSITIONS OR CANCEL OPEN ORDERS
Customer understands and agrees that Broker may, whenever Broker considers it necessary for Broker's protection: (A) sell, exercise, offset or otherwise liquidate any or all securities, commodity futures contract, options, commodity forward contracts, leverage contracts or physical commodities long in any of Customer's accounts; (B) buy in, offset or otherwise liquidate any or all securities, commodity futures contracts, options, commodity forward contracts, leverage contracts or physical commodities short in any of Customer's accounts;
(C) cancel any outstanding orders, close out any or all outstanding contracts, refuse to take orders that establish new positions or liquidate any of Customer's accounts; (D) sell or set off and apply any other property Broker may hold for Customer (whether held as margin or for safekeeping or otherwise) or any credit balance in any of Customer's accounts; (E) buy or sell securities, commodity futures contracts, options, commodity forward contracts, leverage contracts or physical commodities to enter into and liquidate, straddle or spread positions with respect to any securities, commodity futures contracts, options, commodity forward contracts, leverage contracts or physical commodities long or short in any of Customer's accounts. Customer recognizes that Broker is not required to give Customer prior notice of any such action and that Customer remains liable for all costs, expenses or debit balances incurred in connection therewith.

6.   FUTURES CONTRACT LIQUIDATING AND DELIVERY INSTRUCTIONS
At least two business days prior to the first notice day in the case of long positions in futures or forward contracts, and at least two business days prior to the last trading day in the case of short positions in futures or forward contracts, Customer agrees either to give Broker instructions to liquidate or make or take delivery under such futures or forward contracts, and will deliver to Broker sufficient funds and any documents required in connection with such delivery. If such instructions or such funds or documents are not received as required by this paragraph, Broker may, without notice to Customer, either liquidate Customer's positions or make delivery or take delivery on Customer's behalf on such terms and conditions as Broker deems reasonable and Customer shall remain liable for all costs, expenses or debit balances incurred in connection therewith.

7.   OPTIONS TRANSACTIONS
Customer acknowledges and understands the risks of buying and selling options on commodity futures contracts; the risks of such

FIRST OPTIONS OF CHICAGO, INC.
--------------------------------------------------------------------------------

option trading caused by a limit move in the underlying commodity futures contract; and has been advised of the commissions and fees associated with trading options and that such costs are charged on a `per side' basis.

8.  OPTION CONTRACT LIQUIDATING AND EXERCISING INSTRUCTIONS
Customer is fully responsible for taking action to exercise an option contract. Broker shall not be required to take any action with respect to an option contract, including any action to exercise a valuable option prior to its expiration date, except upon express instructions from Customer. In this connection, Customer understands that the exchanges, boards of trade, markets and clearing houses have established exercise cut-off times for the tender of exercise instructions and that Customer's options will become worthless in the event that Customer does not deliver instructions by Broker's established expiration times: Customer agrees and further understands that Broker has established exercise cut-off times which may be different from the times established by the exchanges, boards of trade, markets and clearing houses. Customer hereby agrees to waive any and all claims for damage or loss which Customer might have against Broker arising out of the fact that an option was not exercised.

Customer understands that Broker randomly assigns exercise notices to all customers. All short option positions are subject to assignment at any time, including positions established on the same day that exercises are assigned. Exercise assignment notices are allocated randomly from among all of Broker's customers' short option positions which are subject to exercise.

9.  POSITION LIMITS
Customer agrees not to exceed the position limits set by any federal agency, exchange or regulatory authority for Customer's accounts, acting alone or in concert with others. Customer acknowledges that Broker has the right to limit the number of positions in Customer's account(s). Customer agrees to abide by all other applicable laws, rules and regulations with respect to maintaining account(s) with Broker. Customer acknowledges that under applicable rules Broker may be required to provide the CFTC or exchanges with information concerning Customer's futures and options positions and related data.

10. FOREIGN CURRENCY RISK
Customer agrees that in the event that Customer directs Broker to enter into any transaction on an exchange on which such transactions are effected in a foreign currency: (a) any profit or loss arising as a result of a fluctuation in the exchange rate effecting such currency will be entirely for Customer's account and risk, (b) all initial and subsequent deposits for margin purposes shall be made in U.S. Dollars, in such amounts as Broker may in its sole discretion require, (c) Broker is authorized to convert funds in Customer's account into and from such foreign currency at a rate of exchange determined by Broker in its sole discretion on the basis of then prevailing money markets.

11. RESPONSIBILITY FOR LOSSES
Customer agrees and acknowledges that Broker is financially liable to the exchange clearing house of which Broker is a member, and to the clearing members through which Broker clears transactions on exchanges of which Broker is not a clearing member, for deficit balances occurring in Customer's accounts. Customer therefore agrees to hold Broker harmless, indemnify and defend Broker against any and all losses sustained by Broker resulting from deficit balances which may occur in Customer's account(s).

Customer agrees and acknowledges that deficit balances in any of Customer's account(s) shall be charged with interest and such other costs, fees or charges (including reasonable fee of attorneys who may be Broker's employees or employees of Broker's affiliates) as Broker may make in the collection of this deficit.

In consideration for Broker carrying the account(s), Customer will in no way hold Broker responsible for any losses, including losses incurred by Customer following Broker's trading recommendations or suggestions. Customer agrees to give written notification to the Compliance Department in the event of unresolved disputed transactions or other similar problems.

12. CONFIRMATION AND STATEMENT OF ACCOUNTS
Reports of executions of orders shall be deemed conclusive and binding immediately upon Customer receiving the report of execution. Statements of account(s) shall be conclusive and binding if not objected to immediately. All communications sent to Customer at the address given to Broker from time to time shall constitute personal delivery to Customer. Customer understands that Broker may tape record conversations without further notice and without assuming responsibility to make or retain such tape recordings.

13. AUTHORIZATION TO TRANSFER FUNDS
This will serve as Customer's authority for Broker, whenever in Broker's absolute discretion Broker deems it appropriate, to transfer between Customer's regulated commodity accounts and any other account maintained with Broker, any amount of excess funds, equities, securities or other property. Such transfers shall be used to satisfy margin calls or to reduce or satisfy in full any indebtedness in any of Customer's accounts with Broker, provided that Broker shall, within a reasonable time after making such transfer, send a written confirmation of the transfer to Customer. "Regulated Commodity" means any account covered by the Commodity Exchange Act at the time of such transaction.

14. EXTRAORDINARY EVENTS
Broker shall not be liable for losses caused directly or indirectly by government restrictions, exchange or market actions, suspension of trading, war, strikes, or for delays in the transmission of orders due to breakdown or failure of transmission or communication facilities, or to any other causes beyond Broker's reasonable control or anticipation.

15. THE AGREEMENT
This agreement is made under and shall be covered by the laws of the United States and the State of Illinois. It shall inure to the benefit of Customer's heirs, successors and assigns, as well as Broker's successors, by merger, consolidation or otherwise, and assigns, and Broker may transfer Customer's account(s) to any such successor or assign.

No suit, arbitration, reparations proceeding, claim or action arising out of or relating to this agreement may be maintained by any party to it unless commenced within two years after the claim or cause of action has occurred.

If any provisions herein should become inconsistent with laws,

FIRST OPTIONS OF CHICAGO, INC.
-----------------------------------------------------------------------------
rules or regulations of any government or regulatory body having jurisdiction over the subject matter, such provisions shall be deemed to be modified or rescinded in accordance with any such laws, rules or regulations.

If any provision or condition of this agreement shall be held to be invalid or unenforceable by any court, or regulatory or self-regulatory agency or body, such invalidity or unenforceability shall attach only to such provision or condition. The validity of the remaining provisions and conditions shall not be affected and this agreement shall be carried out as if any such invalid or unenforceable provision or condition were not contained herein.

This agreement may not be terminated or modified orally. It shall continue in full force and effect until terminated by Broker or by Customer in writing to Broker's main office. Broker's failure to insist at any time upon strict compliance with any terms of this agreement or any continued course of such conduct on Broker's part shall not constitute a waiver of any of Broker's rights as described herein.

Captions used in this agreement are for convenience of reference only and shall not be construed so as to affect the meaning of the text hereof.

This agreement supersedes any other customer agreement Customer has previously held with Broker.

16. VERIFICATION OF INFORMATION
All information furnished to Broker in connection with the opening of Customer's account(s) and all documents supplied by Customer, including financial statements, are true, complete and correct. Broker is entitled to rely on this information until Broker receives written notice of any change, which Customer agrees to furnish promptly should any material changes occur. As part of this agreement, Customer understands that an investigation may be made pertaining to Customer's credit standing and account. If such investigation is conducted, Customer understands that Customer has the right to make a written request, within a reasonable period of time, for a complete and accurate disclosure of the nature and scope of such investigation. Customer understands that there are risks in trading, some of which are described in the Disclosure Statements delivered to Customer.

Customer has read, fully understood and agrees to the foregoing terms and conditions of the Customer Agreement.

FOR CORPORATIONS/PARTNERSHIPS



____________________________________________________
Print Name of Corporation or Partnership


____________________________________________________
Authorized Signature                         Date


____________________________________________________
Print Name & Title

FOR INDIVIDUAL/JOINT ACCOUNTS
(All account participants must sign)


____________________________________________________
Signature                                    Date


____________________________________________________
Signature                                    Date


____________________________________________________
Signature                                    Date

--------------------------------------------------------------------------------

FOR FOREIGN DOMICILED CUSTOMERS:

SERVICE OF PROCESS
In accordance with Regulation 15.05 promulgated by the Commodity Futures Trading Commission, foreign brokers, traders and customers of a U.S. Futures Commission Merchant ("FCM") are deemed to have designated such FCM as the agent for service of process for purposes of accepting delivery and service of any communication issued by or on behalf of the Commission to the foreign broker, trader or customer with respect to any futures or option contracts which are or have been maintained in such accounts carried by the FCM, unless another agent in the United States has been designated. Customer hereby designates First Options of Chicago, Inc. as its agent for such service of process.


FOR CORPORATIONS/PARTNERSHIPS


_____________________________________________________
Print Name of Corporation or Partnership


_____________________________________________________
Authorized Signature                             Date


_____________________________________________________
Print Name & Title


FOR INDIVIDUAL/JOINT ACCOUNTS
(All account participants must sign)


_____________________________________________________
Signature                                        Date


_____________________________________________________
Signature                                        Date


_____________________________________________________
Signature                                        Date

FIRST OPTIONS OF CHICAGO, INC.
--------------------------------------------------------------------------------
                        RISK DISCLOSURE STATEMENT FOR
                              FUTURES AND OPTIONS

     This brief statement does not disclose all of the risks and other significant aspects of trading in futures and options. In light of the risks, you should undertake such transactions only if you understand the nature of the contracts (and contractual relationships) into which you are entering and the extent of your exposure to risk. Trading in futures and options is not suitable for many members of the public. You should carefully consider whether trading is appropriate for you in light of your experience, objectives, financial resources and other relevant circumstances.

FUTURES

1.   Effect of 'Leverage' or 'Gearing'.

     Transactions in futures carry a high degree of risk. The amount of initial margin is small relative to the value of the futures contract so that transactions are 'leveraged' or 'geared'. A relatively small market movement will have a proportionately larger impact on the funds you have deposited or will have to deposit: this may work against you as well as for you. You may sustain a total loss of initial margin funds and any additional funds deposited with the firm to maintain your position. If the market moves against your position or margin levels are increased, you may be called upon to pay substantial additional funds on short notice to maintain your position. If you fail to comply with a request for additional funds within the time prescribed, your position may be liquidated at a loss and you will be liable for any resulting deficit.

2.   Risk-reducing orders or strategies.

     The placing of certain orders (e.g. 'stop-loss' orders, where permitted under local law, or 'stop-limit' orders) which are intended to limit losses to certain amounts may not be effective because market conditions may make it impossible to execute such orders. Strategies using combinations of positions, such as 'spread' and 'straddle' positions may be as risky as taking simple 'long' or 'short' positions.

OPTIONS

3.   Variable degree of risk.

     Transactions in options carry a high degree of risk. Purchasers and sellers of options should familiarize themselves with the type of options (i.e. put or call) which they contemplate trading and the associated risks. You should calculate the extent to which the value of the options must increase for your position to become profitable, taking into account the premium and all transaction costs.

     The purchaser of options may offset or exercise the options or allow the options to expire. The exercise of an option results either in a cash settlement or in the purchaser acquiring or delivering the underlying interest. If the option is on a future, the purchaser will acquire a futures position with associated liabilities for margin (see the section on Futures above). If the purchased options expire worthless, you will suffer a total loss of your investment which will consist of the option premium plus transaction costs. If you are contemplating purchasing deep-out-of-the-money options, you should be aware that the chance of such options becoming profitable ordinarily is remote.

     Selling ('writing' or 'granting') an option generally entails considerably greater risk than purchasing options. Although the premium received by the seller is fixed, the seller may sustain a loss well in excess of that amount. The seller will be liable for additional margin to maintain the position if the market moves unfavorably. The seller will also be exposed to the risk of the purchaser exercising the option and the seller will be obligated to either settle the option in cash or to acquire or deliver the underlying interest. If the option is on a future, the seller will acquire a position in a future with associated liabilities for margin (see the section of Futures above). If the option is 'covered' by the seller holding a corresponding position in the underlying interest or a future of another option, the risk may be reduced. If the option is not covered, the risk of loss can be unlimited.

     Certain exchanges in some jurisdictions permit deferred payment of the option premium, exposing the purchaser to liability for margin payments not exceeding the amount of the premium. The purchaser is still subject to the risk of losing the premium and transaction costs. When the option is exercised or expires, the purchaser is responsible for any unpaid premium outstanding at that time.

ADDITIONAL RISKS COMMON TO FUTURES AND OPTIONS

4.   Terms and conditions of contracts.

     You should ask the firm with which you deal about the terms and conditions of the specific futures or options which you are trading and associated obligations (e.g. the circumstances under which you may become obligated to make or take delivery of the underlying interest of a futures contract and, in respect of options, expiration dates and restrictions on the time for exercise). Under certain circumstances the specifications of outstanding contracts (including the exercise price of an option) may be modified by the exchange or clearing house to reflect changes in the underlying interest.

5.   Suspension or restriction of trading and pricing relationships.

     Market conditions (e.g. illiquidity) and/or the operation of the rules of certain markets (e.g. the suspension of trading in any contract or contract month because of price limits or "circuit breakers") may increase the risk of loss by making it difficult or impossible to effect transactions or liquidate/offset positions. If you have sold options, this may increase the risk of loss.

FIRST OPTIONS OF CHICAGO, INC.
--------------------------------------------------------------------------------

     Further, normal pricing relationships between the underlying interest and the future, and the underlying interest and the option may not exist. This can occur when, for example, the futures contract underlying the option is subject to price limits while the option is not. The absence of an underlying reference price may make it difficult to judge "fair" value.

6.   Deposited cash and property.

     You should familiarize yourself with the protections accorded money or other property you deposit for domestic and foreign transactions, particularly in the event of a firm insolvency or bankruptcy. The extent to which you may recover your money or property may be governed by specific legislation or local rules. In some jurisdictions, property which had been specifically identifiable as your own will be prorated in the same manner as cash for purposes of distribution in the event of a shortfall.

7.   Commission and other charges.

     Before you begin to trade, you should obtain a clear explanation of all commission, fees and other charges for which you will be liable. These charges will affect your net profit (if any) or increase your loss.

8.   Transactions in other jurisdictions.

     Transactions on markets in other jurisdictions, including markets formally linked to a domestic market, may expose you to additional risk. Such markets may be subject to regulation which may offer different or diminished investor protection. Before you trade you should enquire about any rules relevant to your particular transactions. Your local regulatory authority will be unable to compel the enforcement of the rules or regulatory authorities or markets in other jurisdictions where your transactions have been effected. You should ask the firm with which you deal for details about the types of redress available in both your home jurisdiction and other relevant jurisdictions before your start to trade.

9.   Currency risks.

     The profit or loss in transactions in foreign currency denominated contracts (whether they are traded in your own or another jurisdiction) will be affected by fluctuations in currency rates where there is a need to convert from the currency denomination of the contract to another currency.

10.  Trading facilities.

     Most open-outcry and electronic trading facilities are supported by computer-based component systems for the order-routing, execution, matching, registration or clearing of trades. As with all facilities and systems, they are vulnerable to temporary disruption or failure. Your ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house and/or member firms. Such limits may vary: you should ask the firm with which you deal for details in this respect.

11.  Electronic trading.

     Trading on an electronic trading system may differ not only from trading in an open-outcry market but also from trading on other electronic trading systems. If you undertake transactions on an electronic trading system, you will be exposed to risks associated with the system including the failure of hardware and software. The result of any system failure may be that your order is either not executed according to your instructions or is not executed at all.

12.  Off-exchange transactions.

     In some jurisdictions, and only then in restricted circumstances, firms are permitted to effect off-exchange transactions. The firm with which you deal may be acting as your counterparty to the transaction. It may be difficult or impossible to liquidate an existing position, to assess the value, to determine a fair price or to assess the exposure to risk. For these reasons, these transactions may involve increased risks. Off-exchange transactions may be less regulated or subject to a separate regulatory regime. Before you undertake such transactions, you should familiarize yourself with applicable rules and attendant risks.

I hereby acknowledge that I have received and understood this risk disclosure statement.

________________________________________________________________________________
FOR CORPORATIONS/PARTNERSHIPS              FOR INDIVIDUAL/JOINT ACCOUNTS
                                           (All account participants must sign)

________________________________________   _____________________________________
Print Name of Corporation or Partnership   Signature                        Date

________________________________________   _____________________________________
Authorized Signature                Date   Signature                        Date

________________________________________   _____________________________________
Print Name & Title                         Signature                        Date

FIRST OPTIONS OF CHICAGO, INC.
--------------------------------------------------------------------------------
     FUTURES-BASED PRODUCTS ADDITIONAL MARGIN/RISK GUIDELINES

     In consideration of First Options of Chicago, Inc.'s ("First Options") right to revise its policies from time to time, either generally or with respect to any particular account, as First Options, in its sole and absolute discretion deems necessary, the undersigned ("Customer") agrees to the following margin/risk guidelines applicable to futures-based products carried by First Options in accounts of Customer ("Account"):

1. The risk exposure in any Account shall not exceed the current net liquidating balance in any Account, given a market move of +/-1, 2 or 3 standard deviations, as calculated by the First Options.

2. With respect to Customers trading index related products, assuming a market gap of +/-20%, the risk exposure of the Account shall not exceed 120% of the current net liquidating balance in the Account with a maximum risk exposure limited to one million dollars ($1,000,000) above the Account's net liquidating balance.

3. Customer will maintain margin and collateral within Account as required by First Options.

4. Should the Account result in a deficit net liquidating balance, First Options may require Customer to sign documentation, satisfactory to First Options, acknowledging Customer's obligation to First Options. Should this documentation be required, Customer's trading activity may be restricted by First Options pending receipt of such signed documentation.

5. First Options may restrict Customer's ability to place opening trades if Account is in a deficit net liquidating position.

6. Any Lessee Customer who is not guaranteed by another member may not execute opening trades unless the net liquidating balance in the Account exceeds $10,000.

First Options monitors risk exposure in accounts when a position in any one product may expose the account to a loss of 50% or more of its current net liquidating balance given a market move of +/-1, 2 or 3 standard deviations.

The above guidelines apply to both intraday positions and those carried overnight. Accounts which fail to abide by these guidelines may be deemed by First Options as not having sufficient margin. As a result, under the Customer Agreement between Customer and First Options, First Options shall have authority, as set forth in Section 5 of that Agreement, to liquidate or adjust positions. In addition, under such circumstances, First Options shall have authority to open new positions in the Account to reduce exposure in the Account.

The undersigned Customer acknowledges that it has received, read and understands First Options' additional margin/risk guidelines for futures-based products carried by First Options.

________________________________________________________________________________
FOR CORPORATIONS/PARTNERSHIPS             FOR INDIVIDUAL/JOINT ACCOUNTS
                                          (All account participants must sign)


________________________________________  ______________________________________
Print Name of Corporation or Partnership  Signature                         Date

________________________________________  ______________________________________
Authorized Signature                Date  Signature                         Date

________________________________________  ______________________________________
Print Name & Title                        Signature                         Date

FIRST OPTIONS OF CHICAGO, INC.
--------------------------------------------------------------------------------

                  HEDGE DESIGNATION AND CUSTOMER INSTRUCTIONS
                      (FOR BONA FIDE HEDGE ACCOUNTS ONLY)

The undesigned ("Customer") hereby confirms that all orders which the Customer initiates for the purchase or sale of futures or options contracts for this account will represent bona fide hedges, as defined by the Commodity Futures Trading Commission ("CFTC"), against spot positions or commitments in accordance with section 4a(3) of the Commodity Futures Trading Commission Act of 1974, as amended and Regulation 1.3(z) promulgated thereunder, and with any amendments or CFTC interpretations which may be made in the future.

It is agreed that positions carried in this account will be strictly for hedge purposes, and not for speculation, and that a separate account must be used to accommodate non-hedge trades. It is further agreed that you can rely on the representation that all trades made in this account are bona fide hedges and that you shall have no obligation to inquire or verify the nature of such trades or incur any liability if, in fact, they may not be such.

It is understood and the Customer agrees that this account is subject to hedge margins and to other rules and regulations as prescribed for hedge accounts by the various commodity exchanges and the CFTC.

This notification is a continuing one and shall remain in force until cancelled in writing by the Customer.

The Customer is familiar with all laws, rules, and regulations concerning hedging in such contracts.

List contracts to be hedged:

________________    __________________   _________________    __________________

THIS ELECTION IS FURNISHED TO YOU BECAUSE RULE 190.06(D) OF THE COMMODITY FUTURES TRADING COMMISSION REQUIRES IT:

Each hedge account customer must specify when undertaking its first hedging contract whether, in the unlikely event of the broker's bankruptcy, the customer prefers that the trustee: (Check one)

[_] liquidate all open futures contracts without first attempting to contact customer for instructions; OR

[_] attempt to contact customer for instructions with respect to the disposition of all open futures contracts.

FOR CORPORATION/PARTNERSHIPS              FOR INDIVIDUAL/JOINT ACCOUNTS
                                          (All account participants must sign)
________________________________________  ______________________________________
First Name of Corporation or Partnership  Signature                         Date

________________________________________  ______________________________________
Authorized Signature                Date  Signature                         Date

________________________________________  ______________________________________
Print Name & Title                        Signature                         Date

FIRST OPTIONS OF CHICAGO, INC.
--------------------------------------------------------------------------------

                    CATEGORIES FOR COMMODITY OPTION TRADERS

The CFTC requires us to have appropriate commercial business designations for each commercial option account carried on our books. A commercial business category must be assigned to each customer by commodity when the trading represents commercial activity. A commercial options trader is one who trades options for purposes other than speculation.

Please check one of the following:

[_] I trade commodity options as a customer. I am not a commercial user of options.

[_] I am a commercial user of options and fall under the following commercial business designations. Please circle all applicable categories.

OPTION--SUGAR, COCOA, AND COFFEE "C"                 OPTION--GRAINS, SOYBEANS, AND SOYBEAN PRODUCTS
   1. Producer                                         26. Grain or Soybean Producer
   2. Merchant or Dealer                               27. Producer Cooperative
   3. Refiner/Processor                                28. Other Elevator Operator or Merchant
   4. Manufacturer                                     29. Processor, Including Feed Manufacturing
   5. Other Commercial                                     and Crushing
                                                       30. Livestock Feeder
OPTION--PRECIOUS METALS                                47. Soybean Oil Refiner
   6. Producer                                         31. Other Commercial
   7. Refiner
   8. Dealer                                         OPTION--LIVESTOCK
   9. Commercial End User                              32. Farmer or Rancher
  46. Fabricator or Alloyer                            33. Commercial Feedlot Operator
  10. (Deleted)                                        34. Other Livestock Feeder
  11. Other Commercial                                 35. Marketing Agency and/or Commission
                                                           Merchant
OPTION--PETROLEUM                                      36. Packer or Other Meat Processor
  39. Crude Oil Producer                               37. Meat Wholesaler, Retailer, or Buyer
  40. Crude Oil Reseller                               38. Other Commercial
  12. Refiner
  13. Product Marketer and/or Distributor            OPTIONS--COTTON AND FROZEN CONCENTRATED
  14. End User                                       ORANGE JUICE
  15. Other Commercial                                 41. Producer/Grower
                                                       42. Producer/Cooperative
OPTION--FINANCIAL INSTRUMENTS/FOREIGN EXCHANGE         43. Merchant
  16. Savings and Loan, Mortgage Bank, or Thrift       44. Mill Operator/Processor
      Institution                                      45. Other Commercial
  17. Commercial Bank
  18. Insurance Company                              OPTION--FOREST PRODUCTS
  19. Pension and Retirement Fund                      48. Producers
  20. Mutual Fund                                      49. Remanufacturers
  21. Broker/Dealer                                    50. Wholesalers
  22. Foundation or Endowment                          51. Retailers and Builders
  23. Other Commercial                                 52. Other Commercial
  24. Importer/Exporter of Goods and Services
  25. Investor/Issuer of Foreign Currency
      Denominated Securities

FIRST OPTIONS OF CHICAGO, INC.
--------------------------------------------------------------------------------

                             ARBITRATION AGREEMENT

The undersigned ("Customer") agrees that any claim, grievance or controversy arising out of or relating to Customer(s) account, to transactions pursuant to the Customer Agreement or the breach thereof, shall be settled by arbitration in accordance with rules, then in effect, of the National Futures Association, or the contract market upon which the transaction giving rise to claim was executed. Customer shall have the right of election as to which of the tribunals listed below shall conduct the arbitration. If Customer does not make such election by registered mail addressed to First Options of Chicago, Inc. ("Broker") at Broker's main office within forty-five days after demand by Broker that Customer make such election, then Broker may make such election. Broker agrees to pay any incremental fees which may be assessed by the forum for the provision of a "mixed panel" of arbitrators, unless the arbitrators determine that Customer has acted in bad faith in initiating or conducting the proceedings. Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction thereof. If Customer seeks reparations under
Section 14 of the Commodity Exchange Act (the "Act") and the CFTC (defined below) declines to institute reparation proceedings, the claim or grievance will be subject to this arbitration agreement. Any aspects of the claims or grievances that are not subject to the reparations procedures (that is, do not constitute a violation of the Act or rules thereunder) may be required to be submitted to the arbitration procedure set forth in this agreement.

THREE FORUMS EXIST FOR THE RESOLUTION OF COMMODITY DISPUTES: CIVIL COURT LITIGATION, REPARATIONS AT THE COMMODITY FUTURES TRADING COMMISSION (CFTC) AND ARBITRATION CONDUCTED BY A SELF REGULATORY OR OTHER PRIVATE ORGANIZATION.

THE CFTC RECOGNIZES THAT THE OPPORTUNITY TO SETTLE DISPUTES BY ARBITRATION MAY IN SOME CASES PROVIDE MANY BENEFITS TO CUSTOMERS, INCLUDING THE ABILITY TO OBTAIN AN EXPEDITIOUS AND FINAL RESOLUTION OF DISPUTES WITHOUT INCURRING SUBSTANTIAL COSTS. THE CFTC REQUIRES, HOWEVER, THAT EACH CUSTOMER INDIVIDUALLY EXAMINE THE RELATIVE MERITS OF ARBITRATION AND THAT YOUR CONSENT TO THIS ARBITRATION AGREEMENT BE VOLUNTARY.

BY SIGNING THIS AGREEMENT, YOU: (1) MAY BE WAIVING YOUR RIGHT TO SUE IN A COURT OF LAW; AND (2) ARE AGREEING TO BE BOUND BY ARBITRATION OF ANY CLAIMS OR COUNTERCLAIMS WHICH YOU OR FIRST OPTIONS OF CHICAGO, INC. MAY SUBMIT TO ARBITRATION UNDER THIS AGREEMENT, YOU ARE NOT, HOWEVER, WAIVING YOUR RIGHT TO ELECT INSTEAD TO PETITION THE CFTC TO INSTITUTE REPARATIONS PROCEEDINGS UNDER
SECTION 14 OF THE COMMODITY EXCHANGE ACT WITH RESPECT TO ANY DISPUTE WHICH MAY BE ARBITRATED PURSUANT TO THIS AGREEMENT. IN THE EVENT A DISPUTE ARISES, YOU WILL BE NOTIFIED IF FIRST OPTIONS OF CHICAGO, INC. INTENDS TO SUBMIT THE DISPUTE TO ARBITRATION. IF YOU BELIEVE A VIOLATION OF THE COMMODITY EXCHANGE ACT IS INVOLVED AND IF YOU PREFER TO REQUEST A SECTION 14 "REPARATIONS" PROCEEDING BEFORE THE CFTC, YOU WILL HAVE 45 DAYS FROM THE DATE OF SUCH NOTICE IN WHICH TO MAKE THAT ELECTION. SEE 17 CFR 180.1-180.5.

YOU NEED NOT SIGN THIS AGREEMENT TO OPEN AN ACCOUNT WITH FIRST OPTIONS OF CHICAGO, INC.

FOR CORPORATIONS/PARTNERSHIPS             FOR INDIVIDUAL/JOINT ACCOUNTS
                                          (All account participants must sign)

________________________________________  ______________________________________
Print Name of Corporation or Partnership  Signature                        Date

________________________________________  ______________________________________
Authorized Signature               Date   Signature                        Date


________________________________________  ______________________________________
Print Name & Title                        Signature                        Date

FIRST OPTION OF CHICAGO, INC.
--------------------------------------------------------------------------------
                                TAX INFORMATION
                           W-9 OR W-8 CERTIFICATION


Name____________________________________________________________________________

Address_________________________________________________________________________

City: State, Zip _______________________________________________________________

--------------------------------------------------------------------------------------------------------------------------------
W-9 SECTION
--------------------------------------------------------------------------------------------------------------------------------
Part I   TAXPAYER IDENTIFICATION NUMBER--FOR ALL ACCOUNTS                                      Part II FOR PAYEES EXEMPT FROM
------------------------------------------------------------------------------------------             BACKUP WITHHOLDING (SEE
                                                                                                       INSTRUCTIONS)
Enter your taxpayer identification number in the        -------------------------------
appropriate box. For most individuals, this is            Social Security number               ---------------------------------
your social security number. If you do not have
a number, see How to Obtain a TIN                       -------------------------------

                                                                    OR
Note: If the account is in more than one name, see      --------------------------------
the chart on page 2 for guidelines on which number        Employer Identification number
to give the payer.
                                                        --------------------------------
--------------------------------------------------------------------------------------------------------------------------------

CERTIFICATION -- Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the IRS has notified me that I am no longer subject to backup withholding

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by IRS that you were subject to backup withholding you received another notification from IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see Certification under Specific Instructions.)
--------------------------------------------------------------------------------
PLEASE
SIGN
HERE           SIGNATURE >                              DATE >
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
W-8 SECTION
--------------------------------------------------------------------------------
Check here ______ if this is the account of an EXEMPT FOREIGN PERSON meeting each of the following requirements:

1. You are neither a citizen nor a resident of the United States;
2. You have not been nor plan to be in the United States for a period aggregating 183 or more days during the calendar year; and
3. The gains from your transactions with the broker are not effectively connected (related) to any U.S. trade or business you are engaged in or plan to engage in during the year, or your country has a tax treaty with the United States that exempts your transactions from U.S. taxes.

If your mailing address is within the United States, please provide your non-United States address below:

Name ___________________________________________________________________________

Address ________________________________________________________________________

City ___________________________  Country _________________ Postal Zone ________

--------------------------------------------------------------------------------
CERTIFICATION:

Under the penalties of perjury, I certify that the information provided on this W-8 form is true, correct, and complete.

______________________________________       ___________________________________
Authorized Signature                         Print Name & Title            Date
--------------------------------------------------------------------------------

FIRST OPTIONS OF CHICAGO, INC.
--------------------------------------------------------------------------------


ACCOUNT APPROVAL (For Internal Use Only)
--------------------------------------------------------------------------------

  Salescode:_________________          Account Number:_______________________
--------------------------------------------------------------------------------

  Type of Membership:________________________________________________________

  Badge Acronym:_________   _________  Broker Number:_________   ________

  Commission:      [_] Regular     [_] Special (Attached)

  Interest Group:___________________   Business Line Code:___________________

  Equity Account Number:____________   Account Association:__________________

  Customer Service Representative:___________________________________________
                                  Name                                  Phone

  Soliciting Broker:_________________________________________________________
                    Name                                                Phone
--------------------------------------------------------------------------------

  ___________________________________________________________________________
  Accounts Sponsor's Approval                                           Date


  ___________________________________________________________________________
  FCC Approval                                                          Date

--------------------------------------------------------------------------------

              [LOGO OF FIRST OPTIONS OF CHICAGO,INC. APPEARS HERE]

                         FIRST OPTIONS OF CHICAGO, INC.
                               440 South LaSalle
                             Chicago,IL 60605-1028
                                 312-362-3000

   111 Broadway              1900 Market Street           220 Montgomery Street
New York, NY 10006         Philadelphia, PA 19103        San Francisco, CA 94101
   212-346-7000                 215-963-7000                  415-398-1255

             [LOGO OF FIRST OPTIONS OF CHICAGO, INC. APPEARS HERE]










                              CUSTOMER AGREEMENTS
                              AND RISK DISCLOSURE
                                   STATEMENT






                                 PLEASE RETAIN

[LOGO OF FIRST OPTIONS OF CHICAGO, INC.]                           CUSTOMER COPY
--------------------------------------------------------------------------------

                          CUSTOMER ACCOUNT AGREEMENT
                        FUTURES AND OPTIONS ON FUTURES

In consideration of First Options of Chicago, Inc, ("Broker") accepting and maintaining one or more accounts and agreeing to act as broker for the undersigned ("Customer"), Customer acknowledges and agrees to the following terms and conditions with respect to any of Customer's accounts with Broker or Broker's affiliates for the purchase and sale of commodities, commodity futures contracts, commodity options and other property.

1.   TRANSACTIONS SUBJECT TO INDUSTRY REGULATIONS AND STANDARDS

All transactions shall be subject to the regulations of all applicable government authorities and self-regulatory agencies including, but not limited to, the constitutions and rules of the clearing house, exchange, or market where executed. Customer understands that Broker is obligated to comply with all applicable laws and regulations including those of regulatory and self-regulatory organizations and agrees that Broker shall not be liable to Customer as a result of any action taken by Broker to comply with any ruling, interpretation or directive of such organization.

2.   MARGIN AND COLLATERAL

Customer will maintain such margin and collateral as Broker may require from time to time and will pay on demand any amount owing with respect to any of Customer's accounts. Customer understands that Broker's margin requirements may exceed those set by any exchange and may be increased without prior notice, including with respect to existing positions.

Customer acknowledges that if Broker fails to receive sufficient funds to pay for any commodity or to satisfy any demand for initial or variation margin within a reasonable time after demand, and, in the absence of unusual circumstances, one hour shall be deemed a reasonable time, Broker shall be entitled, but not obligated, to sell any property held by Broker in any of Customer's accounts, offset any open positions and liquidate Customer's accounts in whole or in part. Customer recognizes that under present regulations and practices Broker is not required to give Customer prior notice of such actions and Customer will be liable for any resulting loss.

3.   LIEN

Any property which belongs to Customer or in which Customer may have any interest held by Broker or carried in any of Customer's accounts with Broker or any of Broker's affiliates shall be subject to a general lien for the discharge of Customer's obligations to Broker, including unmatured and contingent obligations. The term "property" as used in this agreement means any and all credit balances, securities, monies, options, commodities, contracts for the future delivery of commodities, forward contracts, or contracts otherwise relating to commodities or securities and all property customarily dealt in by brokerage firms, both on registered exchanges and in permissible non-exchange transactions. Customer understands that Broker may commingle all monies received from Customer, except to the extent proscribed by the Commodity Exchange Act and all other applicable laws and regulations.

4.   COMMISSIONS

Customer agrees to pay such commission rates as Broker may from time to time charge, as well as all other costs and fees (including, without limitation, fees imposed by the National Futures Association, exchanges or other regulatory or self-regulatory organizations) arising out of Broker's provision of services hereunder. Customer understands that Broker may change its commissions without notice.

5.   RIGHT OF FIRM TO LIQUIDATE POSITIONS OR CANCEL OPEN ORDERS

Customer understands and agrees that Broker may, whenever Broker considers it necessary for Broker's protection: (A) sell, exercise, offset or otherwise liquidate any or all securities, commodity futures contracts, options, commodity forward contracts, leverage contracts or physical commodities long in any of Customer's accounts; (B) buy in, offset or otherwise liquidate any or all securities, commodity futures contracts, options, commodity forward contracts, leverage contracts or physical commodities short in any of Customer's accounts;
(C) cancel any outstanding orders, close out any or all outstanding contracts, refuse to take orders that establish new positions or liquidate any of Customer's accounts; (D) sell or set off and apply any other property Broker may hold for Customer (whether held as margin or for safekeeping or otherwise) or any credit balance in any of Customer's accounts; (E) buy or sell securities, commodity futures contracts, options, commodity forward contracts, leverage contracts or physical commodities to enter into and liquidate, straddle or spread positions with respect to any securities, commodity futures contracts, options, commodity forward contracts, leverage contracts or physical commodities long or short in any of Customer's accounts. Customer recognizes that Broker is not required to give Customer prior notice of any such action and that Customer remains liable for all costs, expenses or debit balances incurred in connection therewith.

6.   FUTURES CONTRACT LIQUIDATING AND DELIVERY INSTRUCTIONS

At least two business prior to the first notice day in the case of long positions in futures or forward contracts, and at least two business days prior to the last trading day in the case of short positions in futures or forward contracts, Customer agrees either to give Broker instructions to liquidate or make or take delivery under such futures or forward contracts, and will deliver to Broker sufficient funds and any documents required in connection with such delivery. If such instructions or such funds or documents are not received as required by this paragraph, Broker may, without notice to Customer, either liquidate Customer's positions or make delivery or take delivery on Customer's behalf on such terms and conditions as Broker deems reasonable and Customer shall remain liable for all costs, expenses or debit balances incurred in connection therewith.

7.   OPTIONS TRANSACTIONS

Customer acknowledges and understands the risks of buying and selling options on commodity futures contracts; the risks of such

FIRST OPTIONS OF CHICAGO, INC.                                     CUSTOMER COPY
--------------------------------------------------------------------------------

option trading caused by a limit move in the underlying commodity futures contract; and has been advised of the commissions and fees associated with trading options and that such costs are charged on a 'per side' basis.

8.  OPTION CONTRACT LIQUIDATING AND EXERCISING INSTRUCTIONS
Customer is fully responsible for taking action to exercise an option contract. Broker shall not be required to take any action with respect to an option contract, including any action to exercise a valuable option prior to its expiration date, except upon express instructions from Customer. In this connection, Customer understands that the exchanges, boards of trade, markets and clearing houses have established exercise cut-off times for the tender of exercise instructions and that Customer's options will become worthless in the event that Customer does not deliver instructions by Broker's established expiration times. Customer agrees and further understands that Broker has established exercise cut-off times which may be different from the times established by the exchanges, boards of trade, markets, and clearing houses. Customer hereby agrees to waive any and all claims for damage or loss which Customer might have against Broker arising out of the fact that an option was not exercised.

Customer understands that Broker randomly assigns exercise notices to all customers. All short option positions are subject to assignment at any time, including positions established on the same day that exercises are assigned. Exercise assignment notices are allocated randomly from among all of Broker's customers' short option positions which are subject to exercise.

9.  POSITION LIMITS
Customer agrees not to exceed the position limits set by any federal agency, exchange or regulatory authority for Customer's accounts, acting alone or in concert with others. Customer acknowledges that Broker has the right to limit the number of positions in Customer's account(s). Customer agrees to abide by all other applicable laws, rules and regulations with respect to maintaining account(s) with Broker. Customer acknowledges that under applicable rules Broker may be required to provide the CFTC or exchanges with information concerning Customer's futures and options positions and related data.

10. FOREIGN CURRENCY RISK
Customer agrees that in the event that Customer directs Broker to enter into any transaction on an exchange on which such transactions are effected in a foreign currency: (a) any profit or loss arising as a result of a fluctuation in the exchange rate effecting such currency will be entirely for Customer's account and risk, (b) all initial and subsequent deposits for margin purposes shall be made in U.S. Dollars, in such amounts as Broker may in its sole discretion require, (c) Broker is authorized to convert funds in Customer's account into and from such foreign currency at a rate of exchange determined by Broker in its sole discretion on the basis of then prevailing money markets.

11. RESPONSIBILITY FOR LOSSES
Customer agrees and acknowledges that Broker is financially liable to the exchange clearing house of which Broker is a member, and to the clearing members through which Broker clears transactions on exchanges of which Broker is not a clearing member, for deficit balances occurring in Customer's accounts. Customer therefore agrees to hold Broker harmless, indemnify and defend Broker against any and all losses sustained by Broker resulting from deficit balances which may occur in Customer's account(s).

Customer agrees and acknowledges that deficit balances in any of Customer's account(s) shall be charged with interest and such other costs, fees or charges (including reasonable fee of attorneys who may be Broker's employees or employees of Broker's affiliates) as Broker may make in the collection of this deficit.

In consideration for Broker carrying the account(s), Customer will in no way hold Broker responsible for any losses, including losses incurred by Customer following Broker's trading recommendations or suggestions. Customer agrees to give written notification to the Compliance Department in the event of unresolved disputed transactions or other similar problems.

12. CONFIRMATION AND STATEMENT OF ACCOUNTS
Reports of executions of orders shall be deemed conclusive and binding immediately upon Customer receiving the report of execution. Statements of account(s) shall be conclusive and binding if not objected to immediately. All communications sent to Customer at the address given to Broker from time to time shall constitute personal delivery to Customer. Customer understands that Broker may tape record conversations without further notice and without assuming responsibility to make or retain such tape recordings.

13. AUTHORIZATION TO TRANSFER FUNDS
This will serve as Customer's authority for Broker, whenever in Broker's absolute discretion Broker deems it appropriate, to transfer between Customer's regulated commodity accounts and any other account maintained with Broker, any amount of excess funds, equities, securities or other property. Such transfers shall be used to satisfy margin calls or to reduce or satisfy in full any indebtedness in any of Customer's accounts with Broker, provided that Broker shall, within a reasonable time after making such transfer, send a written confirmation of the transfer to Customer. "Regulated Commodity" means any account covered by the Commodity Exchange Act at the time of such transaction.

14. EXTRAORDINARY EVENTS
Broker shall not be liable for losses caused directly or indirectly by government restrictions, exchange or market actions, suspension of trading, war, strikes, or for delays in the transmission of orders due to breakdown or failure of transmission or communication facilities, or to any other causes beyond Broker's reasonable control or anticipation.

15. THE AGREEMENT
This agreement is made under and shall be covered by the laws of the United States and the State of Illinois. It shall inure to the benefit of Customer's heirs, successors and assigns, as well as Broker's successors, by merger, consolidation or otherwise, and assigns, and Broker may transfer Customer's account(s) to any such successor or assign.

No suit, arbitration, reparations proceeding, claim or action arising out of or relating to this agreement may be maintained by any party to it unless commenced within two years after the claim or cause of action has occurred.

If any provisions herein should become inconsistent with laws,

FIRST OPTIONS OF CHICAGO, INC.                                     CUSTOMER COPY
--------------------------------------------------------------------------------

rules or regulations of any government or regulatory body having jurisdiction over the subject matter, such provisions shall be deemed to be modified or rescinded in accordance with any such laws, rules or regulations.

If any provision or condition of this agreement shall be held to be invalid or unenforceable by any court, or regulatory or self-regulatory agency or body, such invalidity or unenforceability shall attach only to such provision or condition. The validity of the remaining provisions and conditions shall not be affected and this agreement shall be carried out as if any such invalid or unenforceable provision or condition were not contained herein.

This agreement may not be terminated or modified orally. It shall continue in full force and effect until terminated by Broker or by Customer in writing to Broker's main office. Broker's failure to insist at any time upon strict compliance with any terms of this agreement or any continued course of such conduct on Broker's part shall not constitute a waiver of any of Broker's rights as described herein.

Captions used in this agreement are for convenience of reference only and shall not be construed so as to affect the meaning of the text hereof.

This agreement supersedes any other customer agreement Customer has previously held with Broker.

16.  VERIFICATION OF INFORMATION

All information furnished to Broker in connection with the opening of Customer's account(s) and all documents supplied by Customer, including financial statements, are true, complete and correct. Broker is entitled to rely on this information until Broker receives written notice of any change, which Customer agrees to furnish promptly should any material changes occur. As part of this agreement, Customer understands that an investigation may be made pertaining to Customer's credit standing and account. If such investigation is conducted, Customer understands that Customer has the right to make a written request, within a reasonable period of time, for a complete and accurate disclosure of the nature and scope of such investigation. Customer understands that there are risks in trading, some of which are described in the Disclosure Statements delivered to Customer.

Customer has read, fully understood and agrees to the foregoing terms and conditions of the Customer Agreement.



________________________________________________________________________________

FOR FOREIGN DOMICILED CUSTOMERS:

SERVICE OF PROCESS
In accordance with Regulation 15.05 promulgated by the Commodity Futures Trading Commission, foreign brokers, traders and customers of a U.S. Futures Commission Merchant ("FCM") are deemed to have designated such FCM as the agent for service of process for purposes of accepting delivery and service of any communication issued by or on behalf of the Commission to the foreign broker, trader or customer with respect to any futures or option contracts which are or have been maintained in such accounts carried by the FCM, unless another agent in the United States has been designated. Customer hereby designates First Options of Chicago, Inc. as its agent for such service of process.

FIRST OPTIONS OF CHICAGO, INC.                                     CUSTOMER COPY
--------------------------------------------------------------------------------
               RISK DISCLOSURE STATEMENT FOR FUTURES AND OPTIONS

    This brief statement does not disclose all of the risks and other significant aspects of trading in futures and options. In light of the risks, you should undertake such transactions only if you understand the nature of the contracts (and contractual relationships) into which you are entering and the extent of your exposure to risk. Trading in futures and options is not suitable for many members of the public. You should carefully consider whether trading is appropriate for you in light of your experience, objectives, financial resources and other relevant circumstances.

FUTURES

1.  Effect of 'Leverage' or 'Gearing'.

    Transactions in futures carry a high degree of risk. The amount of initial margin is small relative to the value of the futures contract so that transactions are 'leveraged' or 'geared'. A relatively small market movement will have a proportionately larger impact on the funds you have deposited or will have to deposit: this may work against you as well as for you. You may sustain a total loss of initial margin funds and any additional funds deposited with the firm to maintain your position. If the market moves against your position or margin levels are increased, you may be called upon to pay substantial additional funds on short notice to maintain your position. If you fail to comply with a request for additional funds within the time prescribed, your position may be liquidated at a loss and you will be liable for any resulting deficit.

2.  Risk-reducing orders or strategies.

    The placing of certain orders (e.g. 'stop-loss' orders, where permitted under local law, or 'stop-limit' orders) which are intended to limit losses to certain amounts may not be effective because market conditions may make it impossible to execute such orders. Strategies using combinations of positions, such as 'spread' and 'straddle' positions may be as risky as taking simple 'long' or 'short' positions.

OPTIONS

3.  Variable degree of risk.

    Transactions in options carry a high degree of risk. Purchasers and sellers of options should familiarize themselves with the type of options (i.e. put or call) which they contemplate trading and the associated risks. You should calculate the extent to which the value of the options must increase for your position to become profitable, taking into account the premium and all transaction costs.

    The purchaser of options may offset or exercise the options or allow the options to expire. The exercise of an option results either in a cash settlement or in the purchaser acquiring or delivering the underlying interest. If the option is on a future, the purchaser will acquire a futures position with associated liabilities for margin (see the section on Futures above). If the purchased options expire worthless, you will suffer a total loss of your investment which will consist of the option premium plus transaction costs. If you are contemplating purchasing deep-out-of-the-money options, you should be aware that the chance of such options becoming profitable ordinarily is remote.

    Selling ('writing' or 'granting') an option generally entails considerably greater risk than purchasing options. Although the premium received by the seller is fixed, the seller may sustain a loss well in excess of that amount. The seller will be liable for additional margin to maintain the position if the market moves unfavorably. The seller will also be exposed to the risk of the purchaser exercising the option and the seller will be obligated to either settle the option in cash or to acquire or deliver the underlying interest. If the option is on a future, the seller will acquire a position in a future with associated liabilities for margin (see the section on Futures above). If the option is 'covered' by the seller holding a corresponding position in the underlying interest or a future or another option, the risk may be reduced. If the option is not covered, the risk of loss can be unlimited.

    Certain exchanges in some jurisdictions permit deferred payment of the option premium, exposing the purchaser to liability for margin payments not exceeding the amount of the premium. The purchaser is still subject to the risk of losing the premium and transaction costs. When the option is exercised or expires, the purchaser is responsible for any unpaid premium outstanding at that time.

ADDITIONAL RISKS COMMON TO FUTURES AND OPTIONS

4.  Terms and conditions of contracts.

    You should ask the firm with which you deal about the terms and conditions of the specific futures or options which you are trading and associated obligations (e.g. the circumstances under which you may become obligated to make or take delivery of the underlying interest of a futures contract and, in respect of options, expiration dates and restrictions on the time for exercise). Under certain circumstances the specifications of outstanding contracts (including the exercise price of an option) may be modified by the exchange or clearing house to reflect changes in the underlying interest.

5.  Suspension or restriction of trading and pricing relationships.

    Market conditions (e.g. illiquidity) and/or the operation of the rules of certain markets (e.g. the suspension of trading in any contract or contract month because of price limits or "circuit breakers") may increase the risk of loss by making it difficult or impossible to effect transactions or liquidate/offset positions. If you have sold options, this may increase the risk of loss.

FIRST OPTIONS OF CHICAGO, INC.                                     CUSTOMER COPY
--------------------------------------------------------------------------------

     Further normal pricing relationships between the underlying interest and the future, and the underlying interest and the option may not exist. This can occur when, for example, the futures contract underlying the option is subject to price limits while the option is not. The absence of an underlying reference price may make it difficult to judge "fair" value.

6.   Deposited cash and property.

     You should familiarize yourself with the protections accorded money or other property you deposit for domestic and foreign transactions, particularly in the event of a firm insolvency or bankruptcy. The extent to which you may recover your money or property may be governed by specific legislation or local rules. In some jurisdictions, property which had been specifically identifiable as your own will be prorated in the same manner as cash for purposes of distribution in the event of a shortfall.

7.   Commission and other charges.

     Before you begin to trade, you should obtain a clear explanation of all commission, fees and other charges for which you will be liable. These charges will affect your net profit (if any) or increase your loss.

8.   Transactions in other jurisdictions.

     Transactions on markets in other jurisdictions, including markets formally linked to a domestic market, may expose you to additional risk. Such markets may be subject to regulation which may offer different or diminished investor protection. Before you trade you should enquire about any rules relevant to your particular transactions. Your local regulatory authority will be unable to compel the enforcement of the rules of regulatory authorities or markets in other jurisdictions where your transactions have been effected. You should ask the firm with which you deal for details about the types of redress available in both your home jurisdiction and other relevant jurisdictions before you start to trade.

9.   Currency risks.

     The profit or loss in transactions in foreign currency-denominated contracts (whether they are traded in your own or another jurisdiction) will be affected by fluctuations in currency rates where there is a need to convert from the currency denomination of the contract to another currency.

10.  Trading facilities.

     Most open-outcry and electronic trading facilities are supported by computer-based component systems for the order-routing, execution, matching, registration or clearing of trades. As with all facilities and systems, they are vulnerable to temporary disruption or failure. Your ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house and/or member firms. Such limits may vary: you should ask the firm with which you deal for details in this respect.

11.  Electronic trading.

     Trading on an electronic trading system may differ not only from trading in an open-outcry market but also from trading on other electronic trading systems. If you undertake transactions on an electronic trading system, you will be exposed to risks associated with the system including the failure of hardware and software. The result of any system failure may be that your order is either not executed according to your instructions or is not executed at all.

12.  Off-exchange transactions.

     In some jurisdictions, and only then in restricted circumstances, firms are permitted to effect off-exchange transactions. The firm with which you deal may be acting as your counterparty to the transaction. It may be difficult or impossible to liquidate an existing position, to assess the value, to determine a fair price or to assess the exposure to risk. For these reasons, these transactions may involve increased risks, Off-exchange transactions may be less regulated or subject to a separate regulatory regime. Before you undertake such transactions, you should familiarize yourself with applicable rules and attendant risks.

I hereby acknowledge that I have received and understood this risk disclosure statement.

FIRST OPTIONS OF CHICAGO, INC.                                     CUSTOMER COPY
--------------------------------------------------------------------------------
     FUTURES-BASED PRODUCTS ADDITIONAL MARGIN/RISK GUIDELINES

     In consideration of First Options of Chicago, Inc.'s ("First Options") right to revise its policies from time to time, either generally or with respect to any particular account, as First Options, in its sole and absolute discretion deems necessary, the undersigned ("Customer") agrees to the following margin/risk guidelines applicable to futures-based products carried by First Options in accounts of Customer ("Account"):

1. The risk exposure in any Account shall not exceed the current net liquidating balance in any Account given a market move of +/-1,2 or 3 standard deviations, as calculated by First Options.

2. With respect to Customers trading index related products, assuming a market gap of +/-20%, the risk exposure of the Account shall not exceed 120% of the current net liquidating balance in the Account with a maximum risk exposure limited to one million dollars ($1,000,000) above the Account's net liquidating balance.

3. Customer will maintain margin and collateral within Account as required by First Options.

4. Should the Account result in a deficit net liquidating balance, First Options may require Customer to sign documentation, satisfactory to First Options, acknowledging Customer's obligation to First Options. Should this documentation be required, Customer's trading activity may be restricted by First Options pending receipt of such signed documentation.

5. First Options may restrict Customer's ability to place opening trades if Account is in a deficit net liquidating position.

6. Any Lessee Customer who is not guaranteed by another member may not execute opening trades unless the net liquidating balance in the Account exceeds $10,000.

First Options monitors risk exposure in accounts when a position in any one product may expose the account to a loss of 50% or more of its current net liquidating balance given a market move of +/-1, 2 or 3 standard deviations.

The above guidelines apply to both intraday positions and those carried overnight. Accounts which fail to abide by these guidelines may be deemed by First Options as not having sufficient margin. As a result, under the Customer Agreement between Customer and First Options, First Options shall have authority, as set forth in Section 5 of that Agreement to liquidate or adjust positions. In addition, under such circumstances, First Options shall have authority to open new positions in the Account to reduce exposure in the Account.

The undersigned Customer acknowledges that it has received, read and understands First Options' additional margin/risk guidelines for futures-based products carried by First Options.

                   [LOGO OF FIRST OPTIONS OF CHICAGO, INC.]
                               440 South LaSalle
                            Chicago, IL 60605-1028
                                 312-362-3000

   111 Broadway           1900 Market Street              220 Montgomery Street
New York, NY 10006      Philadelphia, PA 19103           San Francisco, CA 94101
   212-346-7000              212-963-7000                     415-398-1255

[LOGO OF FIRST OPTIONS OF CHICAGO, INC. APPEARS HERE]
--------------------------------------------------------------------------------


                              Personal/Corporate

                              Financial Statement
                              -------------------

PLEASE READ AND CHECK THE APPROPRIATE BOX BEFORE COMPLETING THE APPLICATION:

[_] INDIVIDUAL CREDIT. I am applying for credit in my name only and I am not relying on or listing assets which are jointly owned as a basis for repaying the credit applied for.

[_]  JOINT CREDIT. We are applying for a joint account.

[_]  PARTNERSHIP OR CORPORATE CREDIT.

INFORMATION REGARDING APPLICANT:
__________________________________________________________________    ___________________________________________________
APPLICANT NAME (FIRST, M.I, LAST) PLEASE PRINT                        SOCIAL SECURITY NUMBER

__________________________________________________________________    ___________________________________________________
PRESENT STREET ADDRESS                                                HOME TELEPHONE NUMBER

__________________________________________________________________    ___________________________________________________
CITY, STATE, ZIP                                                      YEARS AT PRESENT ADDRESS

__________________________________________________________________    ___________________________________________________
EMPLOYER                                                              DATE OF BIRTH

__________________________________________________________________    ___________________________________________________
TYPE OF BUSINESS                                                      BUSINESS TELEPHONE NUMBER

__________________________________________________________________    ___________________________________________________
POSITION                                                              YEARS WITH PRESENT EMPLOYER

__________________________________________________________________    ___________________________________________________
BUSINESS STREET ADDRESS

__________________________________________________________________    ___________________________________________________
CITY, STATE, ZIP

__________________________________________________________________    ___________________________________________________




INFORMATION REGARDING CO-APPLICANT: (to be filled out only if applying for a joint account)
__________________________________________________________________    ___________________________________________________
CO-APPLICANT NAME                                                     SOCIAL SECURITY NUMBER

__________________________________________________________________    ___________________________________________________
PRESENT STREET ADDRESS                                                HOME TELEPHONE NUMBER

__________________________________________________________________    ___________________________________________________
CITY, STATE, ZIP                                                      YEARS AT PRESENT ADDRESS

__________________________________________________________________    ___________________________________________________
EMPLOYER                                                              DATE OF BIRTH

__________________________________________________________________    ___________________________________________________
POSITION                                                              YEARS WITH PRESENT EMPLOYER

__________________________________________________________________    ___________________________________________________
BUSINESS STREET ADDRESS

__________________________________________________________________    ___________________________________________________
CITY, STATE, ZIP

__________________________________________________________________    ___________________________________________________

-------------------------------------------------------------------------------
STATEMENT OF FINANCIAL CONDITION OF APPLICANT(S)
-------------------------------------------------------------------------------

The following reflects the financial condition of myself and any co-applicant as of ______________________________,19________ and is submitted for the purpose of procuring,establishing and maintaining credit with you for myself or a third party for whom I agree to execute a guaranty in your favor.

[_] Yes, I have included a copy of last year's tax return.


FILL ALL BLANKS TO THE NEAREST HUNDRED; WRITE "NO" OR "NONE" WHERE NECESSARY TO COMPLETE INFORMATION.

--------------------------------------------------------------        --------------------------------------------------------------
ASSETS /1/                                                            LIABILITIES
--------------------------------------------------------------        --------------------------------------------------------------
FROM SCHEDULE A                                                       FROM SCHEDULE H
CASH AND CASH ACCOUNTS                                                NOTES PAYABLE-BANKS SECURED
--------------------------------------------------------------        --------------------------------------------------------------
FROM SCHEDULE C                                                       FROM SCHEDULE H
GOVERNMENT SECURITIES                                                 NOTES PAYABLE-BANKS UNSECURED
--------------------------------------------------------------        --------------------------------------------------------------
FROM SCHEDULE C                                                       FROM SCHEDULE H
LISTED SECURITIES                                                     NOTES PAYABLE-OTHERS
--------------------------------------------------------------        --------------------------------------------------------------
FROM SCHEDULE C                                                       FROM SCHEDULE D
UNLISTED SECURITIES                                                   LIFE INSURANCE LOANS
--------------------------------------------------------------        --------------------------------------------------------------
FROM SCHEDULE B
ACCOUNTS AND NOTES RECEIVABLE                                         MARGIN ACCOUNTS
--------------------------------------------------------------        --------------------------------------------------------------
FROM SCHEDULE D
CASH VALUE LIFE INSURANCE                                             ACCOUNTS PAYABLE
--------------------------------------------------------------        --------------------------------------------------------------
FROM SCHEDULE E                                                       FROM SCHEDULE E&J
REAL ESTATE OWNED (PERSONAL RESIDENCE)                                REAL ESTATE MORTGAGES
--------------------------------------------------------------        --------------------------------------------------------------
FROM SCHEDULE J
REAL ESTATES OWNED (NON-PERSONAL RESIDENCE)                           REAL ESTATE TAX
--------------------------------------------------------------        --------------------------------------------------------------

IRA/KEOGH ACCOUNTS                                                    DEFERRED/UNPAID INCOME TAXES
--------------------------------------------------------------        --------------------------------------------------------------
FROM SCHEDULE F
DEFERRED COMPENSATION PLANS                                           CREDIT CARDS
--------------------------------------------------------------        --------------------------------------------------------------

AUTOMOBILE(S)                                                         MERCHANTS
--------------------------------------------------------------        --------------------------------------------------------------

OTHER PERSONAL PROPERTY                                               OTHER DEBTS (ITEMIZE)
--------------------------------------------------------------        --------------------------------------------------------------

PARTNERSHIP/PROPRIETORSHIP EQUITY /2/
--------------------------------------------------------------        --------------------------------------------------------------

OTHER ASSETS (ITEMIZE)
--------------------------------------------------------------        --------------------------------------------------------------

                                                                      TOTAL LIABILITIES
--------------------------------------------------------------        --------------------------------------------------------------

TOTAL ASSETS                                                          NET WORTH (TOTAL ASSETS MINUS TOTAL LIABILITIES)
--------------------------------------------------------------        --------------------------------------------------------------

1 If any asset is owned other than by the undersigned individually, such as in trust, joint tenancy, or nominee name, indicate this in the appropriate schedule or on page 4.

2 If significant, attach a current balance sheet and profit and loss statement of the business.

--------------------------------------------------------------------------------
INCOME, EXPENDITURES, AND CONTINGENT LIABILITIES
--------------------------------------------------------------------------------

ANNUAL INCOME FOR THE YEAR ENDED _________    ANNUAL FIXED AND VARIABLE EXPENSES              CONTINGENT LIABILITIES
------------------------------------------    --------------------------------------------    -------------------------------------
SALARY (GROSS)                                HOME MORTGAGE PAYMENT (PRINCIPAL & INT.)        AS GUARANTOR/CO-MAKER
------------------------------------------    --------------------------------------------    -------------------------------------
BONUS AND COMMISSIONS                         LOAN PAYMENTS (EXCLUDE MORTGAGES)               ON LEGAL CLAIMS
------------------------------------------    --------------------------------------------    -------------------------------------
DIVIDENDS                                     TAXES (CITY, STATE, FEDERAL)                    ON LETTERS OF CREDIT
------------------------------------------    --------------------------------------------    -------------------------------------
INTEREST                                      ALIMONY, CHILD SUPPORT, MAINT.                  OTHER (DETAIL)
------------------------------------------    --------------------------------------------    -------------------------------------
REAL ESTATE INCOME (NET)                      OTHER (ITEMIZE)
------------------------------------------    --------------------------------------------    -------------------------------------
ALIMONY, CHILD SUPPORT, MAINT*
------------------------------------------    --------------------------------------------    -------------------------------------
OTHER INCOME (DESCRIBE)
------------------------------------------    --------------------------------------------    -------------------------------------

------------------------------------------    --------------------------------------------    -------------------------------------

------------------------------------------    --------------------------------------------    -------------------------------------
                                                                                              [_] CHECK HERE IF NONE
------------------------------------------    --------------------------------------------    -------------------------------------
TOTAL                                         TOTAL                                           TOTAL
------------------------------------------    --------------------------------------------    -------------------------------------

*Income from alimony, child support, or separate maintenance payments need not be revealed if you do not choose to have it considered as a basis for repaying your obligations.

----- ------------------------------------------------------------------------------------------------------------------------------
  A     CASH, CHECKING ACCOUNTS, SAVINGS ACCOUNTS, AND CERTIFICATES OF DEPOSIT
----- ------------------------------------------------------------------------------------------------------------------------------

                                                                                                                             PLEDGED
TYPE           NAME OF FINANCIAL INSTITUTION           CITY, STATE         AMOUNT         IN NAME OF          ACCOUNT NO.    YES/NO
------------   ----------------------------------      ---------------     ------------   -----------------   -------------- -------
------------   ----------------------------------      ---------------     ------------   -----------------   -------------- -------
------------   ----------------------------------      ---------------     ------------   -----------------   -------------- -------
------------   ----------------------------------      ---------------     ------------   -----------------   -------------- -------
------------   ----------------------------------      ---------------     ------------   -----------------   -------------- -------
------------   ----------------------------------      ---------------     ------------   -----------------   -------------- -------

----- ------------------------------------------------------------------------------------------------------------------------------
  B     NOTES AND ACCOUNTS RECEIVABLE
----- ------------------------------------------------------------------------------------------------------------------------------

                                                                 MATURITY       INTEREST  AMOUNT                             PLEDGED
NAME OF DEBTOR           COLLATERAL          MONTHLY PAYMENT     DATE           RATE      OUTSTANDING    PAYABLE TO WHOM     YES/NO
-------------------      ------------------  ---------------     ------------   --------  -------------  ------------------  -------
-------------------      ------------------  ---------------     ------------   --------  -------------  ------------------  -------
-------------------      ------------------  ---------------     ------------   --------  -------------  ------------------  -------
-------------------      ------------------  ---------------     ------------   --------  -------------  ------------------  -------

----- ------------------------------------------------------------------------------------------------------------------------------
  C     SECURITIES OWNED: BONDS, STOCKS, GOVERNMENT SECURITIES (FOR DEFERRED COMPENSATION USE SCHEDULED F)
----- ------------------------------------------------------------------------------------------------------------------------------


NO. OF SHARES OR                                       LISTED OR                                                             PLEDGED
PAR VALUE OF BONDS       DESCRIPTION*                  UNLISTED       IN NAME OF          COST           MARKET VALUE        YES/NO
-----------------------  ---------------------------   -------------  ------------------  -------------  -----------------   -------
-----------------------  ---------------------------   -------------  ------------------  -------------  -----------------   -------
-----------------------  ---------------------------   -------------  ------------------  -------------  -----------------   -------
-----------------------  ---------------------------   -------------  ------------------  -------------  -----------------   -------
-----------------------  ---------------------------   -------------  ------------------  -------------  -----------------   -------
-----------------------  ---------------------------   -------------  ------------------  -------------  -----------------   -------
-----------------------  ---------------------------   -------------  ------------------  -------------  -----------------   -------
-----------------------  ---------------------------   -------------  ------------------  -------------  -----------------   -------
-----------------------  ---------------------------   -------------  ------------------  -------------  -----------------   -------
-----------------------  ---------------------------   -------------  ------------------  -------------  -----------------   -------
* Indicate if securities are restricted by contract or SEC regulation.

----- ------------------------------------------------------------------------------------------------------------------------------
  D     LIFE INSURANCE OWNED, INCLUDING GROUP INSURANCE
----- ------------------------------------------------------------------------------------------------------------------------------

                                                                                                                             PLEDGED
NAME OF INSURED          NAME OF COMPANY          POLICY OWNER        BENEFICIARY         AMOUNT    CASH VALUE     LOANS     YES/NO
-----------------------  ----------------------   ------------------  ------------------  --------- ------------   --------  -------
-----------------------  ----------------------   ------------------  ------------------  --------- ------------   --------  -------
-----------------------  ----------------------   ------------------  ------------------  --------- ------------   --------  -------
-----------------------  ----------------------   ------------------  ------------------  --------- ------------   --------  -------

----- ------------------------------------------------------------------------------------------------------------------------------
  E     REAL ESTATE OWNED AS PERSONAL RESIDENCE (NON-PERSONAL RESIDENCE(S)-USE SCHEDULE J)
----- ------------------------------------------------------------------------------------------------------------------------------

                                             DATE                          CURRENT             MORTGAGE      MORTGAGE      AMOUNT OF
ADDRESS             TITLE IN NAME OF         ACQUIRED  PURCHASE PRICE      MARKET VALUE        AMOUNT        MATURITY      INSURANCE
------------------  -----------------------  --------  ------------------  ------------------  ------------  ------------  ---------
#1
------------------  -----------------------  --------  ------------------  ------------------  ------------  ------------  ---------
#2
------------------  -----------------------  --------  ------------------  ------------------  ------------  ------------  ---------
MORTGAGE HOLDER #1:                                    DESCRIPTION #1
-----------------------------------------------------  -----------------------------------------------------------------------------
MORTGAGE HOLDER #2:                                    DESCRIPTION #2
-----------------------------------------------------  -----------------------------------------------------------------------------

----- ------------------------------------------------------------------------------------------------------------------------------
  F     VESTED INTEREST IN DEFERRED COMPENSATION PLANS
----- ------------------------------------------------------------------------------------------------------------------------------

                                                       DATE
NAME OF COMPANY                         AMOUNT         AVAILABLE      PAYOUT BASIS                       BENEFICIARY
--------------------------------------  -------------  -------------  --------------------------------   ---------------------------
--------------------------------------  -------------  -------------  --------------------------------   ---------------------------
--------------------------------------  -------------  -------------  --------------------------------   ---------------------------

----- ------------------------------------------------------------------------------------------------------------------------------
  G     UNEXERCISED STOCK OPTIONS
----- ------------------------------------------------------------------------------------------------------------------------------

                                   NUMBER              EXERCISE PRICE                     CURRENT MARKET PRICE            EXPIRATION
                                                       --------------------------------   -----------------------------
NAME OF COMPANY                    OF SHARES           PER SHARE           TOTAL          PER SHARE      TOTAL            DATE
--------------------------------   -----------------   ----------------    ------------   ------------   --------------   ----------
QUALIFIED:
--------------------------------   -----------------   ----------------    ------------   ------------   --------------   ----------
NON QUALIFIED
--------------------------------   -----------------   ----------------    ------------   ------------   --------------   ----------

-  ---------------------------------------------------------------------------------------------------------------------------------
H  LOANS OUTSTANDING FROM BANKS, FINANCE COMPANIES, OR OTHER
-  ---------------------------------------------------------------------------------------------------------------------------------

                                                      DATE         DATE        INTEREST       AMOUNT
LENDER                      AMOUNT BORROWED           MADE         DUE         RATE           OUTSTANDING        COLLATERAL
------------------------    ---------------------     --------     --------    -----------    ---------------    -------------------
------------------------    ---------------------     --------     --------    -----------    ---------------    -------------------
------------------------    ---------------------     --------     --------    -----------    ---------------    -------------------
------------------------    ---------------------     --------     --------    -----------    ---------------    -------------------
------------------------    ---------------------     --------     --------    -----------    ---------------    -------------------

-  ---------------------------------------------------------------------------------------------------------------------------------
I  REFERENCES: BANKS, FINANCE COMPANIES, OR OTHER SOURCES OF PREVIOUS CREDIT
-  ---------------------------------------------------------------------------------------------------------------------------------

                                                             DATE                                            SECURED
LENDER                              BORROWER                 OBTAINED                 HIGH CREDIT            YES/NO
------------------------------      ---------------------    ---------------------    ------------------     -----------------------
------------------------------      ---------------------    ---------------------    ------------------     -----------------------
------------------------------      ---------------------    ---------------------    ------------------     -----------------------
------------------------------      ---------------------    ---------------------    ------------------     -----------------------
------------------------------      ---------------------    ---------------------    ------------------     -----------------------

-  ---------------------------------------------------------------------------------------------------------------------------------
J  REAL ESTATE NOT USED AS A PERSONAL RESIDENCE
-  ---------------------------------------------------------------------------------------------------------------------------------

PROPERTY #1
------------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION, LOCATION,
& DATE ACQUIRED:
------------------------------------------------------------------------------------------------------------------------------------
TITLE IN                                                                                  COST OF
NAME(S) OF:                                     PER CENT OWNED:                           ENTIRE PROPERTY:
------------------------------------------------------------------------------------------------------------------------------------
ARE YOU OBLIGATED ON MORTGAGE                   MARKET VALUE OF YOUR                      APPRAISED MARKET VALUE
OR OTHER DEBT INSTRUMENT:                       OWNERSHIP INTEREST:                       OF ENTIRE PROPERTY:
------------------------------------------------------------------------------------------------------------------------------------
YOUR SHARE OF ANNUAL                            YOUR SHARE OF ANNUAL                      YOUR SHARE OF MORTGAGE
GROSS INCOME:                                   DEBT SERVICE:                             BALANCE OR OTHER DEBT:
------------------------------------------------------------------------------------------------------------------------------------

PROPERTY #2
------------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION, LOCATION,
& DATE ACQUIRED:
------------------------------------------------------------------------------------------------------------------------------------
TITLE IN                                                                                  COST OF
NAME(S) OF:                                     PER CENT OWNED:                           ENTIRE PROPERTY:
------------------------------------------------------------------------------------------------------------------------------------
ARE YOU OBLIGATED ON MORTGAGE                   MARKET VALUE OF YOUR                      APPRAISED MARKET VALUE
OR OTHER DEBT INSTRUMENT:                       OWNERSHIP INTEREST:                       OF ENTIRE PROPERTY:
------------------------------------------------------------------------------------------------------------------------------------
YOUR SHARE OF ANNUAL                            YOUR SHARE OF ANNUAL                      YOUR SHARE OF MORTGAGE
GROSS INCOME:                                   DEBT SERVICE:                             BALANCE OR OTHER DEBT:
------------------------------------------------------------------------------------------------------------------------------------

PROPERTY #3
------------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION, LOCATION,
& DATE ACQUIRED:
------------------------------------------------------------------------------------------------------------------------------------
TITLE IN                                                                                  COST OF
NAME(S) OF:                                     PER CENT OWNED:                           ENTIRE PROPERTY:
------------------------------------------------------------------------------------------------------------------------------------
ARE YOU OBLIGATED ON MORTGAGE                   MARKET VALUE OF YOUR                      APPRAISED MARKET VALUE
OR OTHER DEBT INSTRUMENT:                       OWNERSHIP INTEREST:                       OF ENTIRE PROPERTY:
------------------------------------------------------------------------------------------------------------------------------------
YOUR SHARE OF ANNUAL                            YOUR SHARE OF ANNUAL                      YOUR SHARE OF MORTGAGE
GROSS INCOME:                                   DEBT SERVICE:                             BALANCE OR OTHER DEBT:
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K  ADDITIONAL INFORMATION
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[_] Yes  [_] No  Are any assets pledged or debts secured except as shown?
[_] Yes  [_] No  Have you made a will? If so, name of Executor______________________________________________________________________

I understand that the LIT Division of First Options is relying on the information in this Financial Statement (including the designation of my property as individually or jointly held) in deciding whether to establish or continue an account relationship and to extend credit on the basis that I have requested it or have received it in the past, and any extension or renewal of such credit.
I warrant that this Financial Statement is true and correct on the date that it is made and that you may consider this statement as continuing to be true and correct with respect to any future extensions of credit that you may make to me until you receive written notice from me of any change. I authorize you to obtain any information necessary to verify statements made in this Financial
Statement including requesting a consumer report on myself and the Co-Applicant. I also authorize you to report your experience with me to those who may lawfully receive such information. On request I will provide you with updated information. These warranties also apply to Co-Applicant. You may retain this original application.

I HAVE READ, UNDERSTAND, AND AGREE TO MAKE THESE REPRESENTATIONS AND WARRANTIES.


___________________________________________________              ___________________________________________________________________
YOUR SIGNATURE                         DATE                      SIGNATURE OF CO-APPLICANT (JOINT CREDIT)                  DATE
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